Taxation	6 Months Ended
Jun. 30, 2021
Major components of tax expense (income) [abstract]
Taxation	6. TAXATION
The Santander UK group’s effective tax rate for H121 was 27.2% (H120: 23.6%). The tax on profit before tax differs from the theoretical amount that would arise using the basic corporation tax rate of the Company as follows:

	Half year to	Half year to(1)
	30 June 2021	30 June 2020
	£m	£m
Profit from continuing operations before tax	751	148
Tax calculated at a tax rate of 19% (H120: 19%)	143	28
Bank surcharge on profits	49	6
Non-deductible preference dividends paid	6	3
Non-deductible UK Bank Levy	14	6
Other non-deductible costs and non-taxable income	12	3
Effect of change in tax rate on deferred tax provision	12	6
Tax relief on dividends in respect of other equity instruments	(32)	(13)
Adjustment to prior year provisions	—	(4)
Tax on profit from continuing operations	204	35
(1)Adjusted to reflect the presentation of discontinued operations as set out in Note 33.

The UK government announced in its budget on 3 March 2021 that it would increase the main rate of corporation tax by 6% to 25% with effect from 1 April 2023. This change was substantively enacted on 24 May 2021 and, as a result, the effect has been reflected in the closing deferred tax position included in these financial statements. The comparative 2020 results reflected an increase in tax rates by 2% following an announcement in the 2020 budget to reverse a previously planned rate reduction from April 2020.